SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 27, 2004


                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


             Delaware                  1-12001                25-1792394
  --------------------------------  ----------------      ----------------------
  (State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)                File Number)          Identification No.)


   1000 Six PPG Place, Pittsburgh, Pennsylvania                   15222-5479
   --------------------------------------------                --------------
    (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800


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Item 5.      Other Events

         On July 27, 2004, Allegheny Technologies Incorporated issued a press release in which it announced that, in connection with the previously announced sale of 12,000,000 shares of common stock, the underwriters have exercised their over-allotment option and will purchase from the Company an additional 1,800,000 shares. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.      Financial Statements and Exhibits.

           (c) Exhibits

               Exhibit 99.1  Press Release dated July 27, 2004 (filed herewith).



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                ALLEGHENY TECHNOLOGIES INCORPORATED


                By:    /s/ Jon D. Walton
                       ------------------------------------------------------
                       Jon D. Walton
                       Executive Vice President, Human Resources,
                       Chief Legal and Compliance Officer


Dated:  July 27, 2004

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                                  EXHIBIT INDEX
                                  -------------


          Exhibit 99.1      Press Release dated July 27, 2004 (filed herewith).






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